SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

June 28, 2007

Date of Report (date of earliest event reported)

COGNIGEN NETWORKS, INC. (Exact name of registrant as specified in its charter)

Colorado	0-11730	84-1089377
(State or other jurisdiction	(Commission File No.)	I.R.S. Employer
of incorporation)		(Identification No.)

6405 218thStreet, SW, Suite 305, Mountlake Terrace, Washington		98403
(Address of principal executive offices)		(Zip Code)

(425) 329-2300 (Registrant's telephone number, including area code)

_____________________N/A___________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On June 15, 2007, Cognigen Networks, Inc. (the “Company”) signed a Letter of Intent (“LOI”) regarding the prospective issuance and sale of shares of the Company’s common stock to BayHill Capital, LLC (“BayHill”), as described more fully in Form 8-K filed by the Company on June 20, 2007 . In connection with the LOI, on June 15, 2007, BayHill extended to the Company a short-term loan in the amount of $100,000 and the Company executed and delivered to BayHill a promissory note (the “Note”) in the principal amount of $100,000. On June 28, 2007, BayHill extended to the Company another short-term loan in the amount of $150,000 and the Company executed and delivered to BayHill a promissory note in the principal amount of $150,000. These Notes bear interest at the rate of 10% per annum. As with the first note to BayHill, the Company anticipates that this new Note will be repaid either by crediting the principal amount of the Note, together with accrued interest, against the purchase price set forth in the proposed definitive stock purchase agreement or, in the event the Company and BayHill do not execute a definitive stock purchase agreement within 60 days from the date of the LOI, BayHill, at its option, may require the Company to repay the principal amount of the Note, together with accrued interest, or require the Company to convert the principal amount of the Note, together with accrued interest, into shares of the Company’s common stock at a price per share which is equal to the lesser of $0.05 or eighty percent (80%) of the average closing bid price of the Company’s common stock for the five days immediately preceding the date of BayHill’s election.

     The Company’s obligations under the Note are secured by a subordinated lien on all of the Company’s assets, as set forth in a Amended Security Agreement entered into by and between the Company and BayHill, dated June 28, 2007 (the “Amended Security Agreement”). The Amended Security Agreement contains certain affirmative and negative covenants, including obligations regarding the use, maintenance and transfer of the Company’s assets, and grants to BayHill customary rights of a secured creditor in the event the Company defaults in the performance of its obligations under the Notes or the Amended Security Agreement.

     Copies of the Note and the Amended Security Agreement are attached to this Report as Exhibits 10.1 and 10.2, respectively, and the foregoing descriptions are qualified in their entirety by reference to those exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement.

     The disclosure required by this Item is included in Item 1.01 above and is incorporated by reference.,

Forward-Looking Statements

     In addition to historical information, this Report and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the anticipated terms and conditions of a stock purchase agreement which the Company has not yet commenced negotiating and which may never be executed. Such statements encompass the Company's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should," "likely" and similar expressions identify forward-looking statements. All forward-looking statements included in this Report and the exhibits attached hereto are made as of the date hereof and are based on information available to the Company as of such date. The Company assumes no obligation and does not intend to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: the ability of the Company and BayHill to reach agreement on the terms and conditions of the proposed stock purchase transaction, a due diligence review to be conducted by BayHill in connection with the anticipated negotiations, the willingness of third parties, whose actions are beyond the control of the Company or BayHill, to facilitate the proposed transactions, various regulatory filings and potential regulatory scrutiny, the Company’s failure to accurately forecast the response of the Company’s principal shareholders to the proposed transactions and the willingness of those shareholders to participate in the proposed transactions; and the challenges of competing successfully in a highly-competitive and rapidly-changing industry. Other factors that may cause actual results to vary from the Company's expectations include developments associated with fluctuations in the economy and the demand for the Company’s products and services; the Company’s limited financial resources (even if the proposed transactions are consummated); the Company’s ability to obtain capital necessary to pursue its proposed plan of operations; variations in market and economic conditions; the degree and nature of competition; the ability of the Company to expand its product and service offerings to new and existing markets; and other unanticipated factors. Risk factors, cautionary statements and other conditions which could cause actual results to differ from the Company's current expectations are contained in the Company's filings with the Securities and Exchange Commission, including the risk factors set forth in the Company's most recently filed Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB. The Company is not entitled to rely on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or Section 2lE of the Securities Exchange Act of 1934, as amended, when making forward- looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Promissory Note executed by the Company, dated June 28, 2007
10.2 First Amendment to Security Agreement executed by the Company and BayHill, dated June 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2007

                                                                                                 COGNIGEN NETWORKS, INC.

                                                                                                 /s/ Gary L. Cook

                                                                                                Gary L. Cook

                                                                                                Chief Financial Officer, Treasurer,

                                                                                                Acting President and Chief Executive Officer

Exhibit Index

10.1	Promissory Note executed by the Company, dated June 28, 2007

10.2	First Amendment to Security Agreement executed by the Company and BayHill, dated June 28, 2007

2